EXHIBIT 10.2.4

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 3 (this "Amendment") dated as of March 26, 2008 to the CREDIT AGREEMENT (the "Credit Agreement") dated March 12, 2003, as amended by the Amendment No. 1 to Credit Agreement dated December 31, 2003 and further amended by the Amendment No. 2 to Credit Agreement dated December 31, 2004, is by and among ARIAD Pharmaceuticals, Inc., a Delaware corporation, ARIAD Corporation, a Delaware corporation, and ARIAD Gene Therapeutics, Inc., a Delaware corporation (hereinafter sometimes referred to collectively as the "Borrowers") and RBS Citizens, National Association, successor by merger to Citizens Bank of Massachusetts, a national banking association (the "Lender"). All capitalized terms not defined herein but defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

     WHEREAS, the Borrowers and the Lender have agreed to certain modifications to the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Borrowers and the Lender hereby agree that the Credit Agreement is amended as follows:

     1. Amendment to Subsection 2.1(a). Subsection 2.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          2.1 General.

                    (a) Subject to the terms and conditions hereof, the Lender agrees to make a loan (the "Loan") to the Borrowers on the Closing Date in the principal amount of Fourteen Million and 00/100 Dollars ($14,000,000.00). The principal amount of the Loan may from time to time be advanced as or converted to (i) LIBOR Loans, (ii) Prime Rate Loans or (iii) a combination thereof, as determined by the Borrowers and notified to the Lender in accordance with subsections 2.2 and 2.8.

     2. Amendment to Subsection 2.4. Subsection 2.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          2.4 Interest Rates. (a) Each portion of the unpaid principal balance of the Loan which is a LIBOR Loan shall bear interest, for each Interest Period applicable thereto, at a rate per annum equal to the sum of the LIBOR Rate plus the applicable margin (the "Applicable Margin") according to the following "Pricing Grid":

--------------------------------------------------------------------------------
                     % of Borrower's Liquid Assets on             Applicable
    Tier             deposit with, or invested through,             Margin
                     Lender
--------------------------------------------------------------------------------
      1              Greater than or equal to 75%                    1.25
--------------------------------------------------------------------------------
      2              Greater than or equal to 50% but                1.50
                     less than 75%
--------------------------------------------------------------------------------
      3              Greater than or equal to 25% but                1.75
                     less than 50%
--------------------------------------------------------------------------------
      4              Less than 25%                                   2.25
--------------------------------------------------------------------------------

     The tier level shall be adjusted on the 15th day following the end of each quarter and shall be based upon the average of the month-end balances of Liquid Assets as reported by the Borrowers at each month end in such quarter plus the final month end of the prior quarter.

     (b) Each portion of the unpaid principal balance of the Loan which is a Prime Rate Loan shall bear interest at a rate per annum equal to the Prime Rate.

     3. Amendment to Subsection 2.5. Subsection 2.5 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          2.5 Payment of Loan. The Borrowers hereby unconditionally promise to pay to the order of the Lender the principal amount of the Loan in twenty installments commencing on June 30, 2008, and continuing on the last day of each third month thereafter until the Maturity Date as follows:

                                                   Percentage of Total Principal
                                                       Amount of Loan Required
          Date                                                 To Be Paid
          ----                                     -----------------------------

          June 30, 2008.......................................   2.50%
          September 30, 2008..................................   2.50%
          December 31, 2008...................................   2.50%
          March 31, 2009......................................   2.50%
          June 30, 2009.......................................   2.50%
          September 30, 2009..................................   2.50%
          December 31, 2009...................................   2.50%
          March 31, 2010......................................   2.50%
          June 30, 2010.......................................   3.75%
          September 30, 2010..................................   3.75%
          December 31, 2010...................................   3.75%
          March 31, 2011......................................   3.75%
          June 30, 2011.......................................   7.50%
          September 30, 2011..................................   7.50%
          December 31, 2011...................................   7.50%
          March 31, 2012......................................   7.50%
          June 30, 2012.......................................   8.75%
          September 30, 2012..................................   8.75%
          December 31, 2012...................................   8.75%
          March 31, 2013......................................   8.75%

          The Borrowers hereby further agree to pay interest on the unpaid principal balance of the Loan, in arrears, on each Interest Payment Date; provided, however, any such interest accruing at the Late Rate shall be due and payable on demand. On the Maturity Date (or such earlier date on which the Loan becomes due and payable pursuant to subsection 7.1), the entire remaining outstanding balance of the Loan (including, without limitation, all unpaid principal, all accrued but unpaid interest and all unpaid fees, charges, costs and expenses) shall be immediately due and payable in full.

     4. Amendment to Subsection 5.11. Subsection 5.11 of the Credit Agreement is hereby amended by adding the following paragraph to the end of said Subsection 5.11:

          Notwithstanding the foregoing, the Lender hereby waives the foregoing requirements of this subsection 5.11 in connection with the formation of the Foreign Subsidiary known as ARIAD Pharma Ltd. provided the Borrowers remain in compliance with the following requirements:

               (a) The initial capitalization of ARIAD Pharma Ltd. shall not exceed 1(pound).

               (b) The Borrowers shall not advance more than 15,000(pound) per year to fund the operations of ARIAD Pharma Ltd.

     5. Amendment to Subsection 5.13. Subsection 5.13(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          5.13 Cash, Cash Equivalents, Marketable Securities and Investments.

          (a) During the term of this Agreement, the Borrowers shall maintain, as evidenced on their consolidated balance sheet, not less than Fifteen Million and 00/100 Dollars ($15,000,000.00) in Unrestricted Cash, unrestricted Cash Equivalents, and unrestricted marketable securities (the "Liquid Assets").

     6. Amendment to Section 5. The following Subsection 5.14 is inserted into the Credit Agreement at the end of Section 5:

          5.14 Merck Subordination Covenant. Prior to requesting any draw on the Merck Loan, Borrower shall provide to Lender a subordination agreement executed by Merck in a form acceptable to Lender evidencing the subordination of Merck's right to receive cash payments under the terms of the Merck Loan but not Merck's rights of offset and recoupment against royalty and milestone payments due to the Borrower from Merck under the Collaboration Agreement.

     7. Amendment to Appendix A to the Credit Agreement. The text of the definition of "Maturity Date" contained in Appendix A of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     "Maturity Date": March 31, 2013

     8. Amendment to Appendix A to the Credit Agreement. The text of the definition of "Interest Payment Date" contained in Appendix A of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     "Interest Payment Date"

     (a) as for any Prime Rate Loans, the last day of each quarter commencing June 30, 2008.

     (b) as for any LIBOR Loan having an Interest Period of three (3) months or less, the last day of such Interest Period; and

     (c) as for any LIBOR Loan having an Interest Period longer than three (3) months, each day which is three (3) months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

     9. Amendment to Appendix A to the Credit Agreement. The following defined terms are hereby added to Appendix A:

     "Applicable Margin" as defined in subsection 2.4(a).

     "Collaboration Agreement" that certain Collaboration Agreement dated as of July 11, 2007 between Merck and ARIAD Pharmaceuticals, Inc. and ARIAD Gene Therapeutics, Inc.

     "Merck" Merck & Co., Inc., a Delaware corporation.

     "Merck Loan" that certain development funding advance facility in the amount of up to $200,000,000.00 from Merck to ARIAD Pharmaceuticals, Inc. and ARIAD Gene Therapeutics, Inc. in connection with the Collaboration Agreement.

     10. Amendment to Appendix A to Exhibit B to the Credit Agreement. Appendix A to Exhibit B of the Credit Agreement is hereby deleted in its entirety and replaced with the attached Appendix A.

     11. Amendment to Subsection 6.2. Subsection 6.2 of the Credit Agreement is hereby amended by adding the following Subsection 6.2(f) thereto:

          (f) Indebtedness to Merck up to an aggregate principal amount of $200,000,000.00 pursuant to the Merck Loan.

     12. Amendment to Subsection 6.10. Subsection 6.10 of the Credit Agreement is hereby amended by adding the following Subsection 6.10(e) thereto:

          (e) loans and advances of up to, but not exceeding, 15,000(pound) per year to ARIAD Pharma Ltd. to fund ongoing operating expenses.

     13. Amendment to Master Disclosure Schedule. The Master Disclosure Schedule attached to the Credit Agreement is hereby deleted in its entirety and replaced with the attached Master Disclosure Schedule.

     14. Credit Extension and Amendment Fee. The Borrowers hereby agree to pay to the Lender a Credit Extension and Amendment Fee of $14,000.00 in consideration of the Lender entering into this Amendment No. 3 to Credit Agreement.

     15. No Further Amendments. Except as amended hereby, all other provisions of the Credit Agreement shall remain in full force and effect. After the effective date hereof, all references in the Credit Agreement and other Financing Documents shall be deemed to refer to the Credit Agreement as amended hereby, representing the entire expression of the parties with respect to the subject matter hereof on the date this Amendment is executed.

     16. Ratification of Financing Documents. By signing below, the Borrowers ratify and affirm the terms of the Credit Agreement (as amended hereby), the Note, the Security Agreements and all other Financing Documents executed in connection with any of the foregoing, and confirm and represent that each remains in full force and effect and that no default or event of default has occurred thereunder (except such defaults or events of default as have been waived in writing by the Lender on or before the date hereof or such defaults or events of default as the Borrowers have requested, in writing prior to the date hereof, the Lender to waive).

     17. Governing Law. This Amendment shall be governed in all respects by the laws of the Commonwealth of Massachusetts without regard to any conflicts of laws principles.

     18. Descriptive Headings. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provisions of this Amendment.

     19. Counterparts. This Amendment may be executed in any number of identical counterparts, each of which will constitute an original but all of which when taken together will constitute but one instrument.

     20. Severability. In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     WITNESS our hands and seals as of the date set forth above.

                    [signatures contained on following page]

WITNESS AS TO BORROWERS:                      ARIAD PHARMACEUTICALS, INC.


                                              By: /s/ Edward M. Fitzgerald
                                                  ------------------------------
/s/ Barbara D. Matyskiel                          Name: Edward M. Fitzgerald
--------------------------                        Title: Senior Vice President
Name: Barbara D. Matyskiel                               and Chief Financial
                                                         Officer

                                              ARIAD CORPORATION


                                              By: /s/ Edward M. Fitzgerald
                                                  ------------------------------
                                                  Name: Edward M. Fitzgerald
                                                  Title: Vice President and
                                                         Chief Financial Officer

                                              ARIAD GENE THERAPEUTICS, INC.


                                              By: /s/ Harvey J. Berger
                                                  ------------------------------
                                                  Name: Harvey J. Berger, M.D.
                                                  Title: Chief Executive Officer

WITNESS AS TO LENDER:                         RBS CITIZENS, NATIONAL ASSOCIATION


                                              By: /s/ R. Scott Haskell
--------------------------                        ------------------------------
Name:                                             Scott Haskell, Senior Vice
                                                   President

                   AGREEMENT AND CONSENT OF ARIAD PHARMA LTD.

The undersigned ARIAD Pharma Ltd. hereby executes this Amendment to acknowledge and agree to the restrictions contained in Subsections 5.11 and 6.10(e) of the Credit Agreement, as amended by this Amendment and submits itself to jurisdiction under Massachusetts law.

WITNESS:                                      ARIAD PHARMA LTD.

/s/ Barbara D. Matyskiel                      By: /s/ Edward M. Fitzgerald
------------------------------------              ------------------------------
Name: Barbara D. Matyskiel                        Name: Edward M. Fitzgerald
                                                  Title: Director

                                CREDIT AGREEMENT

                                (the "Agreement")

                                 by and between

                       RBS CITIZENS, NATIONAL ASSOCIATION
                                 (the "Lender")

                                       and

                          ARIAD PHARMACEUTICALS, INC.,
               ARIAD CORPORATION and ARIAD GENE THERAPEUTICS, INC.
       (each individually, a "Borrower" and collectively, the "Borrowers")


                           MASTER DISCLOSURE SCHEDULE
                           --------------------------

     The Borrowers, jointly and severally, represent and warrant to the Lender that the statements contained in Section 4 of the Agreement are true, correct and complete as of the date of the Agreement, except as set forth in this Master Disclosure Schedule (as the same may be supplemented, from time to time, the "Master Disclosure Schedule"). The Master Disclosure Schedule is arranged in sections corresponding to the lettered and numbered sections contained in
Section 4 of the Agreement.

     4.6 No exceptions except ongoing litigation as a plaintiff against Eli Lilly and Company and against Amgen Inc. and certain affiliated entities as described in ARIAD Pharmaceuticals, Inc.'s Form 10-Q for the fiscal quarter ended September 30, 2007, filed on November 9, 2007.

     4.15 ARIAD Pharmaceuticals, Inc. has the following subsidiaries:

               ARIAD Corporation (100% owned)
               ARIAD Gene Therapeutics, Inc. (80% owned)
               ARIAD Pharma S.A. (99% owned)
               ARIAD Pharma Ltd. (100% owned)

          ARIAD Corporation has the following subsidiaries:

               ARIAD Pharma S.A. (1% owned)

          ARIAD Gene Therapeutics, Inc. has no subsidiaries.

                      Appendix A to Compliance Certificate
                           ARIAD Pharmaceuticals, Inc.
                                ARIAD Corporation
                          ARIAD Gene Therapeutics, Inc.
                          -----------------------------


     I. Total Balance Sheet Cash & Investments:
        ---------------------------------------
          1. Total Cash & Investments:
                                                                   -------------
          2. Required Total Cash & Investments Per Covenant:        $15,000,000

          3. Excess / (Deficit) (#1-#2)
                                                                   -------------

     II. Citizens Treasury Desk Investments:
         -----------------------------------

          3. Borrower's Investments at Citizens' Treasury Desk:
                                                                   -------------
          4. Required Treasury Desk Investments (#1*85%)#:
                                                                   -------------
          5. Minus Excess Investments (#1-$17MM*85%)##:
                                                                   -------------
          6. Adjusted Treasury Desk Investment Requirement (#4-#5):
                                                                   -------------
          7.Excess / (Deficit) Treasury Desk Investments (#3-#6):
                                                                   -------------

     III. Treasury Desk Investment Summary:
          ---------------------------------

          Government Securities:
                                                                   -------------
          Commercial Paper:
                                                                   -------------
          Citizens Certificate of Deposits:
                                                                   -------------
          Treasury Bills:
                                                                   -------------
          Total (Equals #3):
                                                                   -------------
       #  Per Section 5.13(b) Paragraph 1.
       ## Per Section 5.13(b) Paragraph 2.

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